UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2013

MERCANTILE BANK CORPORATION

(Exact name of registrant as specified in its charter)

Michigan	000-26719	38-3360865
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

310 Leonard St., N.W. Grand Rapids, Michigan	49504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (616) 406-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01.	Entry into a Material Definitive Agreement

On November 18, 2013, Mercantile Bank Corporation (“Mercantile” or the “Company) entered into a loan commitment letter agreement (the “Commitment Letter”) with U.S. Bank N.A. (“U.S. Bank”) pursuant to which U.S. Bank has committed to provide Mercantile with a credit facility up to the maximum principal amount of $11 million (the “Credit Facility”). The Credit Facility will consist of a three-year term loan, the proceeds of which are expected to be used to pay a portion of the special cash dividend of $2.00 per share to Mercantile shareholders, which the Mercantile board of directors expects to declare and pay prior to the effective time of the Company’s proposed merger with Firstbank Corporation, subject to the satisfaction of the closing conditions set forth in the merger agreement. Proceeds of the loan may also be used to pay expenses relating to the proposed merger.

The Commitment Letter provides that the term loan will be repaid in quarterly installments of principal and interest at a rate of interest to be determined as follows, at the Company’s option:

•	a floating rate option of 1-month rounded LIBOR plus 2.75%; or

•	a fixed rate option determined by U.S. Bank as of the date of initial funding.

The loan will be unsecured. The provision of the Credit Facility contemplated by the Commitment Letter is subject to a number of conditions set forth in the Commitment Letter.

The foregoing description of the Commitment Letter is not complete and is qualified in its entirety by reference to the Commitment Letter, which is attached as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Important Information for Investors

Communications in this Current Report on Form 8-K do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed Merger and the issuance of Mercantile common stock in connection with the proposed Merger will be submitted to Mercantile’s shareholders for their consideration, and the proposed Merger will be submitted to Firstbank’s shareholders for their consideration. In connection therewith, on September 17, 2013 Mercantile filed a registration statement on Form S-4 which includes a joint proxy statement to be used by Mercantile and Firstbank to solicit the required approval of their shareholders in connection with the proposed Merger and which constitutes a prospectus of Mercantile. Mercantile and Firstbank may also file other documents with the SEC concerning the proposed Merger. INVESTORS AND SECURITY HOLDERS OF MERCANTILE ARE URGED TO READ THE JOINT PROXY STATEMENT AND PROSPECTUS REGARDING THE PROPOSED MERGER AND OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders may obtain a free copy of the joint proxy statement and prospectus and other documents containing important information about

Mercantile and Firstbank through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Mercantile will be available free of charge on Mercantile’s website at www.mercbank.com on the “Investor Relations” page. Copies of the documents filed with the SEC by Firstbank will be available free of charge on Firstbank’s website at www.firstbankmi.com.

Participants in the Solicitation

Mercantile, Firstbank, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Mercantile and the shareholders of Firstbank in connection with the proposed Merger. Information about the directors and executive officers of Mercantile is set forth in its proxy statement for its 2013 annual meeting of shareholders, which was filed with the SEC on March 15, 2013. Information about the directors and executive officers of Firstbank is set forth in its proxy statement for its 2013 annual meeting of shareholders, which was filed with the SEC on March 15, 2013. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement and prospectus and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. These include statements preceded by, followed by or that otherwise include the words “expects” or similar expressions. Forward-looking statements relating to expectations about future results or events are based upon information available to Mercantile and Firstbank as of today’s date and are not guarantees of the future performance of Mercantile, Firstbank or the combined company, and actual results may vary materially from the results and expectations discussed. There is no assurance that the parties will complete the proposed Merger. Payment of the contemplated special dividend is subject to the satisfaction of the closing conditions in the merger agreement, not all of which are within the control of Mercantile and Firstbank. The Merger Agreement may be terminated if the companies do not receive the necessary approval of their respective shareholders or government approvals or if either Mercantile or Firstbank fails to satisfy all conditions to closing stated in the Merger Agreement. Additional risks and uncertainties related to the proposed Merger include, but are not limited to, the successful integration of Mercantile’ and Firstbank’s businesses and the combined company’s ability to compete in the highly competitive banking and financial services industries.

Mercantile cautions that the foregoing list of risks and uncertainties is not exclusive. Additional information concerning these and other risks is contained in Mercantile’ and Firstbank’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and other SEC filings. Mercantile undertakes no obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date of this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits: The following documents are attached as exhibits to this report on Form 8-K:

2.1	Agreement and Plan of Merger dated August 14, 2013. Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed August 15, 2013 and incorporated herein by reference.

10.1	Commitment Letter between Mercantile Bank Corporation and U.S. Bank N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 21, 2013	MERCANTILE BANK CORPORATION

	By	/s/ Charles E. Christmas
Charles E. Christmas
Senior Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

Exhibit Number	Document

2.1	Agreement and Plan of Merger dated August 14, 2013. Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed August 15, 2013 and incorporated herein by reference.

10.1	Commitment Letter between Mercantile Bank Corporation and U.S. Bank N.A.